February 22, 1994



By Electronic Transmission

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


     Re:  Orange and Rockland Utilities, Inc.
          (CIK: 074778)
          Amended Current Report on Form 8-K/A


Ladies and Gentlemen:

     On behalf of Orange and Rockland Utilities, Inc. (the "Company"), I transmit for filing an amended Current Report on Form 8-K/A dated February 10, 1994 of the Company pursuant to Rule 13a-11 and Regulation S-T under the Securities Exchange Act of 1934. Two complete copies of this Form 8-K are being filed with the New York Stock Exchange today, and one conformed copy has been sent to the Commission for its records.

     Please transmit an acceptance message with respect to this filing to the Company's CompuServe account number 72741,157.

                                   Sincerely,



                                    /s/Jean H. Meader
                                   Jean H. Meader
                                   Assistant General Counsel



JHM/dja
Enclosures

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                           FORM 8-K/A


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): February 10, 1994


               ORANGE AND ROCKLAND UTILITIES, INC.
     (Exact name of Registrant as specified in its charter)

Incorporated in New York      1-4315         13-1727729
(State or Other               (Commission    (IRS Employer
Jurisdiction of               File Number)   Identification
Incorporation)                               Number)


        One Blue Hill Plaza, Pearl River, New York  10965
      (Address of principal executive offices)  (zip code)


    Registrant's telephone number, including area code: (914) 352-6000

Item 7.   Financial Statements and Exhibits.

          Exhibit 16     -    Letter from Grant Thornton -
                              dated February 22, 1994.





                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ORANGE AND ROCKLAND UTILITIES, INC.


                              By:/s/ L. Mario DiValentino
                                 L. Mario DiValentino
                                 Vice President





Dated:  February 22, 1994

                             Exhibit Index



Exhibit 16          Letter from Grant Thornton

                                                       EXHIBIT 16

                                        605 Third Avenue
                                        New York, NY 10158-0142
                                        212 599-0100

                                        FAX 212 370-4520





                                   GRANT THORNTON

                                        Accountants and
                                        Management Consultants

                                        The U.S. Member Firm of
                                        Grant Thornton International

February 22, 1994



Securities and Exchange Commission
Washington, D.C.  20549



Re:  Orange and Rockland Utilities, Inc.
     File No. 1-4315


Dear Sir or Madam:

We have read Item 4 of the Form 8-K of Orange and Rockland Utilities, Inc. dated February 17, 1994, and agree with the statements contained therein.

Very truly yours,



/s/Grant Thornton
GRANT THORNTON